EXHIBIT 10.13



                 ______________________________________________


                               WARRANT AGREEMENT


                           Dated as of April 15, 1996


                                  by and among


                       HYPERION TELECOMMUNICATIONS, INC.

                                      and

                         Bank of Montreal Trust Company


                 ______________________________________________





===============================================================================

                              WARRANT AGREEMENT
                              TABLE OF CONTENTS*

                                                                                                                              Page
                                                                                                                              ----

SECTION 1.   Certain Definitions...........................................................................................       1
             ------------------

SECTION 2.   Appointment of Warrant Agent..................................................................................       3
             ----------------------------

SECTION 3.   Issuance of Warrants; Warrant Certificates....................................................................       3
             ------------------------------------------

SECTION 4.   Execution of Warrant Certificates.............................................................................       3
             ---------------------------------

SECTION 5.   Separation of Warrants........................................................................................       3
             ----------------------

SECTION 6.   Registration and Countersignature.............................................................................       4
             ---------------------------------

SECTION 7.   Registration of Transfers and Exchanges.......................................................................       4
             ---------------------------------------
     (a)       Transfer and Exchange of Definitive Warrants................................................................       4
               --------------------------------------------
     (b)       Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial
               -----------------------------------------------------------------------------
               Interest in a Global Warrant................................................................................       5
               ----------------------------
     (c)       Transfer and Exchange of Global Warrants....................................................................       6
               ----------------------------------------
     (d)       Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant..............................       6
               ------------------------------------------------------------------------------
     (e)       Restrictions on Transfer and Exchange of Global Warrants....................................................       7
               --------------------------------------------------------
     (f)       Countersigning of Definitive Warrants in Absence of Depositary..............................................       7
               --------------------------------------------------------------
     (g)       Legends.....................................................................................................       7
               -------
     (h)       Cancellation of Global Warrant..............................................................................       9
               ------------------------------
     (i)       Obligations with respect to Transfers and Exchanges of Warrants.............................................       9
               ---------------------------------------------------------------

SECTION 8.   Terms of Warrants; Exercise of Warrants.......................................................................       9
             ---------------------------------------

SECTION 9.   Payment of Taxes..............................................................................................      11
             ----------------

SECTION 10.  Mutilated or Missing Warrant Certificates.....................................................................      11
             -----------------------------------------

SECTION 11.  Reservation of Warrant Shares ................................................................................      11
             -----------------------------

SECTION 12.  Obtaining Stock Exchange Listings.............................................................................      12
             ---------------------------------

SECTION 13.  Adjustment of Exercise Price and Number of Warrant Shares Issuable............................................      12
             ------------------------------------------------------------------

     (a)       Stock Splits, Combinations, etc.............................................................................      12
               --------------------------------
     (b)       Reclassification, Combinations, Mergers, etc................................................................      12
               ---------------------------------------------
     (c)       Issuance of Options or Convertible Securities...............................................................      13
               ---------------------------------------------

________________
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

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                                                                                                                              ----
     (d)       Dividends and Distributions.................................................................................      14
               ---------------------------
     (e)       Current Market Price........................................................................................      14
               --------------------
     (f)       Certain Distributions.......................................................................................      15
               ---------------------
     (g)       Consideration Received......................................................................................      15
               ----------------------
     (h)       Deferral of Certain Adjustments ............................................................................      15
               -------------------------------
     (i)       Changes in Options and Convertible Securities...............................................................      15
               ---------------------------------------------
     (j)       Expiration of Options and Convertible Securities............................................................      16
               ------------------------------------------------
     (k)       Other Adjustments...........................................................................................      16
               -----------------
     (l)       Adjustment in Number of Shares..............................................................................      16
               ------------------------------

SECTION 14.  Statement on Warrants.........................................................................................      17
             ---------------------

SECTION 15.  Fractional Interest...........................................................................................      17
             -------------------

SECTION 16.  Notices to Warrant Holders....................................................................................      17
             --------------------------

SECTION 17.  Merger, Consolidation or Change of Name of Warrant Agent......................................................      19
             --------------------------------------------------------

SECTION 18.  Warrant Agent.................................................................................................      19
             -------------

SECTION 19.  Resignation and Removal of Warrant Agent; Appointment of Successor............................................      21
             ------------------------------------------------------------------

SECTION 20.  Registration..................................................................................................      21
             ------------

SECTION 21.  Reports.......................................................................................................      21
             -------

SECTION 22.  Rule 144A.....................................................................................................      22
             ---------

SECTION 23.  Notices to Company and Warrant Agent..........................................................................      22
             ------------------------------------

SECTION 24.  Supplements and Amendments....................................................................................      23
             --------------------------

SECTION 25.  Successors....................................................................................................      23
             ----------

SECTION 26.  Termination...................................................................................................      23
             -----------

SECTION 27.  Governing Law.................................................................................................      23
             -------------

SECTION 28.  Benefits of This Agreement....................................................................................      23
             --------------------------

SECTION 29.  Counterparts..................................................................................................      24
             ------------

Signature..................................................................................................................      24

Seal.......................................................................................................................      25

EXHIBIT A..................................................................................................................       1

                                                                                                                              Page
                                                                                                                              ----

EXHIBIT B..................................................................................................................       1


            WARRANT AGREEMENT dated as of April 15, 1996 (the "Agreement") between Hyperion Telecommunications, Inc., a Delaware corporation (the "Company"), and Bank of Montreal Trust Company, as warrant agent (the "Warrant Agent").

            WHEREAS, the Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 613,427 shares of Common Stock (as defined below), in connection with the offering of an aggregate of $329,000,000 principal amount at maturity of the Company's 13% Senior Discount Notes due 2003 (the "Senior Notes") and 329,000 Warrants, each Warrant entitling the holder thereof to purchase 1.8645 shares of Common Stock. The Senior Notes and Warrants will be sold in Units (the "Units"), each Unit consisting of $1,000 principal amount at maturity of Senior Notes and one Warrant.

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders (as defined below), the parties hereto agree as follows:

            SECTION 1.  Certain Definitions.  As used in this Agreement, the
                        -------------------
  following terms shall have the following respective meanings:

            "Affiliate" of any person means any person directly or indirectly
             ---------
  controlling or controlled by or under direct or indirect common control with such person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a person shall be deemed to be control.

            "Commission" means the Securities and Exchange Commission.
             ----------

            "Common Equity Securities" means Common Stock and securities
             ------------------------
  convertible into, or exercisable or exchangeable for, Common Stock or rights or options to acquire Common Stock or such other securities, excluding the Warrants.

            "Common Stock" means the common stock, par value $.01 per share, of
             ------------
  the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

            "Company" means Hyperion Telecommunications, Inc., a Delaware
             -------
  corporation, and its successors and assigns.

            "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
  amended.

            "Exercisability Date" means any time on or after the earlier to
             -------------------
  occur of (i) May 1, 1997 and (ii) in the event a Change of Control (as defined in the Indenture) occurs, the date the Company mails notice thereof to holders of Senior Notes and to the Holders.

            "Exercise Price" means the purchase price per share of Common Stock
             --------------
  to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $0.01 per share, subject to adjustment from time to time pursuant to Section 13 hereof.

            "Expiration Date" means April 1, 2001.
             ---------------

            "Holder" means a person who owns Registrable Securities (as defined
             ------
  in Section 7).

            "Indenture" means the indenture, dated the date hereof, between the
             ---------
  Company and Bank of Montreal Trust Company, as trustee.

            "Initial Purchasers" means Bear, Stearns & Co. Inc., Chase
             ------------------
  Securities Inc. and NationsBanc Capital Markets, Inc.

            "person" means any individual, corporation, partnership, joint
             ------
  venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Registration Rights Agreement" means the registration rights
             -----------------------------
  agreement, dated as of April 15, 1996, by and among the Company and the Initial Purchasers relating to the Senior Notes.

            "Securities Act" means the Securities Act of 1933, as amended.
             --------------

            "Senior Notes" means the 13% Series A Senior Discount Notes due 2003
             ------------
  of the Company, being sold and issued pursuant to the Purchase Agreement and the Indenture, or any notes exchanged therefor as contemplated by the Indenture and the Registration Rights Agreement.

            "Separation Date" means the earlier of (i) 90 days after the
             ---------------
  issuance of the Units, (ii) such date as the Initial Purchasers may, in their discretion, deem appropriate for the Senior Notes and the Warrants that comprise each Unit to be transferred or exchanged separately, (iii) in the event a Change of Control (as defined in the Indenture) occurs, the date the Company mails notice thereof to holders of Senior Notes and (iv) the date on which the Exchange Offer (as defined in the Registration Rights Agreement) is consummated.

            "Trustee" means the trustee under the Indenture.
             -------

            "Warrant Agent" means Bank of Montreal Trust Company or the
             -------------
  successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

            "Warrant Registration Rights Agreement" means the registration
             -------------------------------------
  rights agreement, dated as of April 15, 1996, by and among the Company and the Initial Purchasers relating to the Warrants and the Warrant Shares.

            "Warrant Shares" means the shares of Common Stock issued or issuable
             --------------
  upon the exercise of the Warrants.

            SECTION 2.  Appointment of Warrant Agent.  The Company hereby
                        ----------------------------
  appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

            SECTION 3.  Issuance of Warrants; Warrant Certificates.  The
                        ------------------------------------------
  Warrants will be issued in global form (the "Global Warrants"), substantially in the form of Exhibit A (including footnotes 1 and 2 thereto) and in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A. Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and the depositary with respect to the Global Warrants (the "Depositary") in accordance with instructions given by the Holder thereof. The Depository Trust Company shall act as the Depositary until a successor shall be appointed by the Company and the Warrant Agent. Upon request, a Holder may receive from the Depositary and the Warrant Agent separate Definitive Warrants as set forth in Section 7 below. Any certificates (the "Warrant Certificates") evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto.

            SECTION 4.  Execution of Warrant Certificates.  Warrant Certificates
                        ---------------------------------
  shall be signed on behalf of the Company by its Chairman of the Board, its President or a Vice President and by its Secretary or Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President or Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President or Secretary notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

            In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

            Warrant Certificates shall be dated the date of countersignature.

            SECTION 5.  Separation of Warrants. The Senior Notes and Warrants
                        ----------------------
  shall not be separately transferable prior to the Separation Date.

            SECTION 6.  Registration and Countersignature. The Warrant Agent, on
                        ---------------------------------
  behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

            Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President or the Treasurer of the Company, initially countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

            The Company and the Warrant Agent may deem and treat the Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Prior to a Separation Date, the registered holder of the Unit shall be deemed the registered Holder of such Warrants for all purposes hereunder.

             SECTION 7.  Registration of Transfers and Exchanges.
                         ---------------------------------------

             (a) Transfer and Exchange of Definitive Warrants.  When Definitive
                 --------------------------------------------
  Warrants are presented to the Warrant Agent with a request:

        (i)  to register the transfer of the Definitive Warrants; or

        (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

  the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

        (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

        (y) in the case of Registrable Securities (as defined below), such request shall be accompanied by the following additional information and documents, as applicable:

             (A) if such Registrable Security is being delivered to the Warrant
                 Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto);

             (B) if such Registrable Security is being transferred (1) to a
                 "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

             (C) if such Registrable Security is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee; or

             (D) if such Registrable Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

            The term "Registrable Securities" means the Warrants, Warrant Shares and any other securities issued or issuable with respect to the Warrants or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise until such date as such security (i) is effectively registered under the Securities Act and disposed of in accordance with a registration statement or (ii) is distributed to the public pursuant to Rule 144 under the Securities Act.

             (b) Restrictions on Exchange or Transfer of a Definitive Warrant
                 ------------------------------------------------------------
  for a Beneficial Interest in a Global Warrant.  A Definitive Warrant may not
  ---------------------------------------------
  be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

             (A) if such Definitive Warrant is a Registrable Security,
                 certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred by such Holder either (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant or (ii) to an "accredited investor," within the meaning of Rule 501(a)(1),
                 (2), (3) or (7) in accordance with Rule 144A under the Securities Act (and based on an opinion of counsel if the Company so requests) who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant; and

             (B) whether or not such Definitive Warrant is a Registrable
                 Security, written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

             (c) Transfer and Exchange of Global Warrants.  The transfer and
                 ----------------------------------------
  exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement and the procedures of the Depositary therefor.

             (d) Exchange of a Beneficial Interest in a Global Warrant for a
                 -----------------------------------------------------------
  Definitive Warrant.
  ------------------

        (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and, in the case of a Registrable Security, the following additional information and documents (all of which may be submitted by facsimile):

             (A) if such beneficial interest is being delivered to the person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B hereto);

             (B) if such beneficial interest is being transferred (1) to a
                 "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

             (C) if such beneficial interest is being transferred to any institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) and (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee;

             (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

             then the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be reduced and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant.

        (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 7(d) shall be registered in such names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.

             (e) Restrictions on Transfer and Exchange of Global Warrants.
                 --------------------------------------------------------
  Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 7), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

             (f) Countersigning of Definitive Warrants in Absence of Depositary.
                 --------------------------------------------------------------
  If at any time:

        (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

        (ii) The Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

  then the Company shall execute, and the Warrant Agent, upon written instructions signed by two officers of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by Global Warrants, in exchange for such Global Warrants.

             (g) Legends.
                 -------

        (i) Except for any Registrable Security sold or transferred (including any Registrable Security represented by a Global Warrant) as discussed in clause (ii) below, each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form:

                 "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),

                 AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"). THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (Y) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Z) IT WILL NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY, PRIOR TO CLOSING OF ANY SALE, OF THE RESALE RESTRICTIONS SET FORTH IN (Y) ABOVE."

        (ii) Upon any sale or transfer of a Registrable Security (including any Registrable Security represented by a Global Warrant) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required:

             (A) in the case of any Registrable Security that is a Definitive
                 Warrant, the Warrant Agent shall permit the Holder thereof to exchange such Registrable Security for a Definitive Warrant that does not bear the legend set forth in clause (i) above and rescind any restriction on the transfer of such Registrable Security; and

             (B) in the case of any Registrable Security represented by a
                 Global Warrant, such Registrable Security shall not be required to bear the legend set forth in clause (i) above but shall continue to be subject to the provisions of Section 7(c) hereof; provided that with respect to any request for an exchange of a

                 Registrable Security that is represented by a Global Warrant for a Definitive Warrant that does not bear the legend set forth in clause (i) above, which request is made in reliance upon Rule 144 (and based on an opinion of counsel if the Company so requests), the Holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

             (h) Cancellation of Global Warrant.  At such time as all beneficial
                 ------------------------------
  interests in Global Warrants have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, all Global Warrants shall be returned to or retained and cancelled by the Warrant Agent.

             (i) Obligations with respect to Transfers and Exchanges of
                 ------------------------------------------------------
                 Warrants.
                 --------

        (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 6 and this Section 7, Definitive Warrants and Global Warrants as required pursuant to the provisions of this Section 7.

        (ii) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement, as the Definitive Warrants or Global Warrants surrendered upon such registration of transfer or exchange.

        (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent, nor the Company shall be affected by notice to the contrary.

        (iv) No service charge shall be made to a Holder for any registration, transfer or exchange.


             SECTION 8.  Terms of Warrants; Exercise of Warrants.  Subject to
                         ---------------------------------------
  the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time on the Expiration Date to receive from the Company the number of fully paid and nonassessable Warrant Shares registered under the Securities Act which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares; provided that no Warrant Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise, (i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

            The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the 5:00 p.m., New York City time, on the Expiration Date. If the Company fails to give such notice, the Warrants will not expire until 90 days after the Company gives such notice, provided in no event will Holders be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

            A Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the Exercise Price as adjusted as herein provided, for each of the Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check, payable to the order of the Company. In the alternative, each Holder may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder of the Warrant Shares. For purposes of the foregoing sentence, "fair market value" of the Warrant Shares shall be the current market price of the Warrant Shares on the date immediately preceding the date of payment of the Exercise Price as determined by the procedures set forth in Section 13(f). The exercise of Warrants by Holders of beneficial interest in Global Warrants shall be effected in accordance with this Agreement and the procedures of the Depositary therefor.

            Subject to the provisions of Section 9 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall promptly transfer to the Holder of such Warrant Certificate a certificate or certificates for the appropriate number of Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 15. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

            The Warrants shall be exercisable commencing on the Exercisability Date, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of Section 4 hereof, and the Company, whenever required by the

  Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

            All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

            The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

            SECTION 9.  Payment of Taxes.  The Company will pay all documentary
                        ----------------
  stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants or to any Separation; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            SECTION 10.  Mutilated or Missing Warrant Certificates.  In case any
                         -----------------------------------------
  of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

            SECTION 11.  Reservation of Warrant Shares.  The Company will at all
                         -----------------------------
  times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

            The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 15. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 16 hereof.

            Before taking any action which would cause an adjustment pursuant to
  Section 13 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

            The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the terms of the Exercise Price) will, upon issue, be duly and validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

            SECTION 12.  Obtaining Stock Exchange Listings.  The Company will
                         ---------------------------------
  from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the Nasdaq National Market) within the United States of America, if any, on which other shares of Common Stock are then listed. Upon the listing of such Warrant Shares, the Company shall notify the Warrant Agent in writing. The Company will obtain and keep all required permits and records in connection with such listing.

            SECTION 13.  Adjustment of Exercise Price and Number of Warrant
                         --------------------------------------------------
  Shares Issuable. The number and kind of shares purchasable upon the exercise
  ---------------
  of Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

            (a) Stock Splits, Combinations, etc.  In case the Company shall
                -------------------------------
  hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

            (b) Reclassification, Combinations, Mergers, etc.  In case of any
                --------------------------------------------
  reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 13. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph
  (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (c) Issuance of Options or Convertible Securities.  In the event the
                ---------------------------------------------
  Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
  (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the current market price per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called a "Distribution"), then, effective upon such Distribution, (I) the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of such shall be the sum of (1) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the current market price per share of Common Stock on the date of such Distribution plus (2) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the current market price per share of Common Stock on the record date for such Distribution and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment (for the purposes of this clause (ii) without giving effect to the provisions of Section 13(h)). For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

            (d) Dividends and Distributions.  In the event the Company shall, at
                ---------------------------
  any time or from time to time after the date thereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend that, when added to all other cash dividends paid in the one year prior to the declaration date of such dividend (excluding any such other dividend included in a previous adjustment of the Exercise Price pursuant to this paragraph (d)), does not exceed 5% of the current market price per share of Common Stock on such declaration date), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such current market price per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment (for the purposes of this clause (B) without giving effect to the provisions of Section 13(h)). The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

            (e) Current Market Price.  For the purpose of any computation of
                --------------------
  current market price under this Section 13 and Section 15, the current market price per share of Common Stock at any date shall be (x) for purposes of
  Section 15, the closing price on the business day immediately prior to the exercise of the applicable Warrant pursuant to Section 8 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by paragraph (a), (b), (c) or (d). The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National Market or any comparable system or (3) if the Common Stock is not listed on Nasdaq National Market or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (e), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

            (f) Certain Distributions.  If the Company shall pay a dividend or
                ---------------------
  make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (c) above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

            (g) Consideration Received.  If any shares of Common Stock, Options
                ----------------------
  or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, that if such Options have an exercise price equal to or greater than the current market price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

            (h) Deferral of Certain Adjustments.  No adjustment to the Exercise
                -------------------------------
  Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Exercise Price; provided that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

            (i) Changes in Options and Convertible Securities.  If the exercise
                ---------------------------------------------
  price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
  Section 13), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

            (j) Expiration of Options and Convertible Securities.  If, at any
                ------------------------------------------------
  time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to paragraph
  (c) or (i) above or this paragraph (j), any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and
  (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 13 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

            (k) Other Adjustments.  In the event that at any time, as a result
                -----------------
  of an adjustment made pursuant to this Section 13, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 13.

            (l) Adjustment in Number of Shares. Upon each adjustment of the
                ------------------------------
  Exercise Price pursuant to this Section 13 or upon the occurrence of any event or action which would require an adjustment of the Exercise Price pursuant to this Section 13 but for Section 13(h), each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of share of Common Stock obtained by dividing (i) the sum of the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price plus the Exercise Price prior to adjustment by (ii) the adjusted Exercise Price (without giving effect to the provisions of Section 13(h)).

            Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            SECTION 14.  Statement on Warrants.  Irrespective of any adjustment
                         ---------------------
  in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            SECTION 15.  Fractional Interest.  The Company shall not be required
                         -------------------
  to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then current market price per share multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

            SECTION 16.  Notices to Warrant Holders.  Upon any adjustment of the
                         --------------------------
  Exercise Price pursuant to Section 13, the Company shall promptly thereafter
  (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to rely on the above-referenced accountant's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

            In case:

            (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 13 hereof); or

            (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (e) a Change of Control (as defined in the Indenture) occurs; or

            (f) the Company proposes to take any other action that would require an adjustment of the Exercise Price or the number of Warrant Shares pursuant to Section 13;

  then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of

  Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or Change of Control or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

            SECTION 17.  Merger, Consolidation or Change of Name of Warrant
                         --------------------------------------------------
  Agent.  Any corporation into which the Warrant Agent may be merged or with
  -----
  which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 19. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Warrant Agent pursuant this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

            In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

            SECTION 18.  Warrant Agent.  The Warrant Agent undertakes the duties
                         -------------
  and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

            (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

            (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

            (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

            (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, reasonable costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or bad faith.

            (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear.

            (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant

     Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

            (i) The Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

            SECTION 19.  Resignation and Removal of Warrant Agent; Appointment
                         -----------------------------------------------------
  of Successor.  No resignation or removal of the Warrant Agent and no
  ------------
  appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence of willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

            SECTION 20.  Registration.  The Company and the Warrant Agent
                         ------------
  acknowledge that Holders shall have the registration rights set forth in the Warrant Registration Rights Agreement.

             SECTION 21.  Reports.
                          -------

            (a) So long as any of the Warrants remain outstanding, and to the extent the Company is required to send such documents to the holders of its outstanding Common Stock, whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), the Company shall furnish to the Holders of the Warrants (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports; and (iii) on a quarterly basis, certain financial information and operating data with respect to each Subsidiary (as defined in the Indenture) and Joint Venture (as defined in the Indenture) engaged in a Telecommunications Business (as defined in the Indenture), in the form specified by Schedule __ of the Indenture. In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

            (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all SEC Reports that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 21.

            SECTION 22.  Rule 144A.  The Company hereby agrees with each Holder,
                         ---------
  for so long as any Registrable Securities remain outstanding, to make available, upon request of any Holder of Registrable Securities, to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

            SECTION 23.  Notices to Company and Warrant Agent. Any notice or
                         ------------------------------------
  demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

               Hyperion Telecommunications, Inc
               5 West Third Street
               Coudersport, Pennsylvania  016915
               Telecopy:  (814) 274-8631
               Attention: Daniel R. Milliard

            In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

            Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                 Bank or Montreal Trust Company
                 77 Water Street
                 New York, New York  10005
                 Telecopy: (212) 701-7684
                 Attention:

            SECTION 24.  Supplements and Amendments.   The Company and the
                         --------------------------
  Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Holders shall require the written consent of Holders representing a majority of the then outstanding Warrants. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased. The Warrant Agent shall be entitled to receive and, subject to
  Section 18, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

            SECTION 25.  Successors.  All the covenants and provisions of this
                         ----------
  Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            SECTION 26.  Termination.  This Agreement (other than the Company's
                         -----------
  obligations with respect to Warrants previously exercised and with respect to indemnification under Section 18) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

            SECTION 27.  Governing Law.  THIS AGREEMENT AND EACH WARRANT
                         -------------
  CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

             SECTION 28.  Benefits of This Agreement.
                          --------------------------

            (a) Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrant Certificates.

            (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

            (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

            SECTION 29.  Counterparts.  This Agreement may be executed in any
                         ------------
  number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                HYPERION TELECOMMUNICATIONS, INC.


                                         /s/ Daniel R. Milliard
                                By: ________________________________
                                Name: Daniel R. Milliard
                                Title: President
  [Seal]



  Attest: ______________________
  Secretary




                                         /s/ Therese Gaballah
                                By: ________________________________
                                Name: Therese Gaballah
                                Title: Vice President
  [Seal]



  Attest: _______________________
  Secretary

                                   EXHIBIT A
                         [Form of Warrant Certificate]
                                     [Face]
            EXERCISABLE ON OR AFTER THE EXERCISABILITY DATE (AS DEFINED HEREIN). THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE SENIOR NOTES ORIGINALLY SOLD AS A UNIT WITH SUCH WARRANTS UNTIL THE EARLIER TO OCCUR OF (i) 90 DAYS FROM THE DATE OF ISSUANCE, (ii) SUCH DATE AS THE BEAR, STEARNS & CO. INC., CHASE SECURITIES INC. AND NATIONSBANC CAPITAL MARKETS, INC. MAY, IN THEIR DISCRETION, DEEM APPROPRIATE, (iii) IN THE EVENT A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE) OCCURS, THE DATE THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF THE SENIOR NOTES AND (iv) THE DATE ON WHICH THE EXCHANGE OFFER (AS DEFINED IN THE INDENTURE) IS CONSUMMATED.

  No.
  CUSIP No. _______
  _______ Warrants
                              Warrant Certificate
                       HYPERION TELECOMMUNICATIONS, INC.

            This Warrant Certificate certifies that Bank of Montreal Trust Company or its registered assigns, is the registered holder of Warrants expiring April 1, 2001 (the "Warrants") to purchase Common Stock, par value $.01 (the "Common Stock"), of Hyperion Telecommunications, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Separation Date referred to below or any time on or after the earlier to occur of (i) May 1, 1997 and (ii) in the event a Change of Control (as defined in the Indenture) occurs, the date the Company mails the notice thereof to holders of Senior Notes and holders of Warrants (the "Exercisability Date") until 5:00 p.m. New York City Time on _____________ to receive from the Company 1.8645 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $0.01 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised before the Exercisability Date. No Warrant may be exercised after 5:00 p.m., New York City Time on April 1, 2001, and to the extent not exercised by such time such Warrants shall become void.

            Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

            This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

            IN WITNESS WHEREOF, Hyperion Telecommunications, Inc. has caused this Warrant Certificate to be signed by its President and by its Assistant Secretary, each by a signature or a facsimile thereof, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

  Dated:

                                HYPERION TELECOMMUNICATIONS, INC.

                                By:________________________________________
                                   Name:  Daniel R. Milliard
                                   Title:  President and Secretary

                                By:________________________________________
                                   Name:  Randolph S. Fowler
                                   Title:  Vice President and Assistant
                                   Secretary


  Countersigned:


  as Warrant Agent


  By:___________________
    Authorized Signature

  [Form of Warrant Certificate]
  [Reverse]

      [Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the depositary to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or any such nominee to a successor depositary or a nominee of such successor depositary. The Depository Trust Company ("DTC"), (55 Water Street, New York, New York) shall act as the depositary until a successor shall be appointed by the Company and the Warrant Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*


               THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY
            ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
            ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"). THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (Y) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
            (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE

_______________
* This paragraph is to be included only if the Warrant is in global form.

            REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Z) IT WILL NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY, PRIOR TO CLOSING OF ANY SALE, OF THE RESALE RESTRICTIONS SET FORTH IN (Y) ABOVE.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring April 1, 2001 entitling the holder on exercise to receive shares of Common Stock, par value $.0l, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of April 15, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company to Bank of Montreal Trust Company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Warrant Agreement.

      Warrants may be exercised at any time from 9:00 a.m. on or after the Exercisability Date and until 5:00 p.m., New York City Time on April 1, 2001. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in lawful money of the United States of America at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

      The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and/or the number of shares of Common Stock issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

      The Warrant Agreement provides that the Company shall be bound by certain registration obligations with respect to the Common Stock issuable upon exercise of the Warrants.

      Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

      The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]
                   (To Be Executed Upon Exercise Of Warrant)

   The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and
 herewith tenders   payment for such shares to the order of HYPERION
 TELECOMMUNICATIONS, INC., in   the amount of $_________ in accordance with the
 terms hereof.  The undersigned requests   that a certificate for such shares be
 registered in the name of _______________________,   whose address is
 ______________________, and that such shares be delivered to
 _________________, whose address is ____________________________.  If said
 number of   shares is less than all of the shares of Common Stock purchasable
 hereunder, the undersigned   requests that a new Warrant Certificate
 representing the remaining balance of such shares be registered in the name of _____________________________, whose address is ________________________, and that such Warrant Certificate be delivered to _____________________________, whose address is ____________________________.




                                                        Signature



                                     Date:




                                                 Signature Guaranteed

                SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS/1/
                -----------------------------------------------


  The following exchanges of a part of this Global Warrant for definitive Warrants have been made:


                                                                 Number of
                    Amount of decrease  Amount of increase    Warrants in this
                       in Number of        in Number of        Global Warrant         Signature of
                     Warrants in this    Warrants in this      following such     authorized officer of
 Date of Exchange     Global Warrant      Global Warrant    decrease or increase      Warrant Agent
- -------------------------------------------------------------------------------------------------------


______________
/1/ This is to be included only if the Warrant is in global form.

                                   EXHIBIT B
   CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
                                    WARRANTS
   Re: _____ Warrants to Purchase Common Stock (the "Warrants") of HYPERION
                            TELECOMMUNICATIONS, INC.
  This Certificate relates to _____ Warrants held in * _______ book-entry or *
           _______ definitive form by __________ (the "Transferor").

                                The Transferor*:

[_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrants held by the depositary a
  Warrant or Warrants in   definitive, registered form equal to its beneficial
interest in such Global Warrant (or the   portion thereof indicated above); or

[_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants

    In connection with such request and in respect of each such Warrant, the
   Transferor   does hereby certify that the Transferor is familiar with the
   Warrant Agreement relating to the   above captioned Warrants and that the
 transfer of this Warrant does not require registration   under the Securities
            Act of 1933, as amended (the "Securities Act") because:

[_]  Such Warrant is being acquired for the Transferor's own account without
     transfer (in   satisfaction of Section 7 of the Warrant Agreement).

   Such Warrant is being transferred (i) to a qualified institutional buyer
  (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

[_]  Such Warrant is being transferred (i) in accordance with Rule 144 under the
 Securities Act (and based on an opinion of counsel if the Company so requests)
 or (ii)   pursuant to an effective registration statement under the Securities
                                     Act.

[_]  Such Warrant is being transferred to an institutional accredited investor
within the   meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act
 pursuant to a private   placement exemption from the registration requirements
           of the Securities Act (together with a   certification).


                            *Check applicable box.

[_] Such Warrant is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

                                                    [INSERT NAME OF TRANSFEROR]

                                                       By:
                                     Date:




                            *Check applicable box.

                                   EXHIBIT B
   CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
                                    WARRANTS
   Re: _____ Warrants to Purchase Common Stock (the "Warrants") of HYPERION
                            TELECOMMUNICATIONS, INC.
  This Certificate relates to _____ Warrants held in * _______ book-entry or *
           _______ definitive form by __________ (the "Transferor").

                                The Transferor*:

[_] has requested the Warrant Agent by written order to deliver in exchange for
   its   beneficial interest in the Global Warrants held by the depositary a
  Warrant or Warrants in   definitive, registered form equal to its beneficial
interest in such Global Warrant (or the   portion thereof indicated above); or

[_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants

     In connection with such request and in respect of each such Warrant, the
   Transferor   does hereby certify that the Transferor is familiar with the
   Warrant Agreement relating to the   above captioned Warrants and that the
 transfer of this Warrant does not require registration   under the Securities
            Act of 1933, as amended (the "Securities Act") because:

[_] Such Warrant is being acquired for the Transferor's own account without
    transfer (in   satisfaction of Section 7 of the Warrant Agreement).

[_] Such Warrant is being transferred (i) to a qualified institutional buyer (as
  defined in   Rule 144A under the Securities Act), in reliance on Rule 144A.

[_] Such Warrant is being transferred (i) in accordance with Rule 144 under the
 Securities Act (and based on an opinion of counsel if the Company so requests) or (ii) pursuant to an effective registration statement under the Securities
                                     Act.

[_] Such Warrant is being transferred to an institutional accredited investor
within the   meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act
 pursuant to a private   placement exemption from the registration requirements
           of the Securities Act (together with a   certification).


                            *Check applicable box.

[_] Such Warrant is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

                                                    [INSERT NAME OF TRANSFEROR]

                                                        By:
                                                        Date:




                            *Check applicable box.

                                      2